 Exhibit 99.1

ASSIGNMENT AGREEMENT

THIS AGREEMENT is made effective as of the 15th day of December, 2011 (the “Effective Date”).

AMONG:

ANSALT MULTICOMMERTZ, a limited liability company organized under the laws of Liechtenstein, having an office at Zollstrasse 16, 9494 Schann, Liechtenstein (the “Assignor”)

AND:

ADAMA TECHNOLOGIES CORPORATION, a corporation incorporated under the laws of the State of Delaware, having an office at 76/7 Zalman Shazar Street, Hod Hasharon 4530 Israel (the “Assignee”)

AND:

802213 AB LTD., a corporation incorporated under the laws of the Province of Alberta, having an office at 301 Mount Royal Place, Nanaimo British Columbia V9R 6A4 (the “Vendor”)

WHEREAS:

A. The Assignor entered into a letter of intent dated November 19, 2011 (the “LOI”) with the Vendor, a copy of which attached hereto as Schedule “A”, which sets out the terms and conditions for the acquisition by the Assignor of a 90% interest in an to the Harrison Lake (Talc) Creek Magnesium property which is more particularly described at Schedule A to the LOI (the “Property”);

B. Pursuant to Section 1 of the LOI, the Assignor is required to assign its interest and obligations under the LOI to a company traded on the Financial Industry Regulatory Authority Over the Counter Bulletin Board (the “OTCBB”) within 45 days of the date of the LOI and to provide the Vendor with notice of such assignment;

C. The Assignee has its common stock traded on the OTCBB; and

D. The Assignor has agreed to assign its rights, title, interest and obligations under the LOI to the Assignee, and the Assignee has agreed to assume, all of the Assignor’s right, title, interest and obligations under the LOI based on the terms and conditions set out herein.

NOW THEREFORE in consideration of the premises, the mutual covenants and agreements contained herein, the sum of ten dollars ($10.00) and other good and valuable consideration now paid by the Assignee to the Assignor, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties agree as follows:

1. Assignment.  The Assignor hereby assigns, transfers and sets over unto the Assignee all of the rights, title, benefit, interest and obligations of the Assignor in and to the LOI to have and to hold the same unto the Assignee forever, and the Assignee hereby assumes and agrees with the Vendor to observe and perform all of the obligations of the Assignor under the LOI and to be bound by the terms and conditions of the LOI as if it were an original signatory thereto (the “Assignment”).

2. Effect of Assignment.  Except as amended by this Agreement, the parties hereto acknowledge and agree that the LOI remains in full force and effect.

3. Purchase Price.  In consideration of the Assignment of the LOI by the Assignor to the Assignee, the Assignee hereby agrees to allot and issue to the Assignor a certificate evidencing 25,000,000 shares of common stock of Assignee (the “Shares”) in the name of the Assignor, or as directed by the Assignor in writing. When issued, the Shares will be fully-paid and non-assessable. The certificate representing the Shares (the “Share Certificate”)  shall be delivered to the Assignor at the address of the Assignor set forth above, unless directed otherwise by the Assignor in writing, within ten (10) Business Days after the Effective Date, unless otherwise agreed to by the Assignor and the Assignee in writing.

4. Representations and Warranties of Assignor.  The Assignor hereby represents, warrants, acknowledges and covenants that:

(a)	the Assignor is a limited liability company duly organized, validly existing and in good standing under the laws of Liechtenstein;

(b)
the Assignor has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement to be signed by the Assignor and to perform its obligations hereunder and to consummate the transactions contemplated hereby;

(c)
to the best knowledge of the Assignor, there is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or threatened against the LOI or against the Assignor as holder of the LOI that, if adversely resolved or determined, would have a material adverse effect on the LOI or the value thereof;

(d)
none of the execution, delivery and performance of this Agreement, or the consummation of the Assignment will conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any material obligation contained in or the loss of any material benefit under, or result in the creation of any material lien, claim, security interest, charge or encumbrance upon the LOI; and

(e)
all of the representations, warranties, acknowledgements and covenants of the Assignor set out herein and as set out in Schedule “B” hereto are true and correct as of the Effective Date and will be true and correct as of the date the Shares are allotted and issued to the Assignor.

5. Representations and Warranties of Assignee.  The Assignee hereby represents, warrants, acknowledges and covenants that:

(a)	the Assignee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

(b)
the Assignee has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement to be signed by the Assignee and to perform its obligations hereunder and to consummate the transactions contemplated hereby;

(c)
the Assignor is up to date with the fulfilment of its obligations under the LOI and that to the best of the Assignor’s knowledge neither the Assignor nor the Vendor have breached the terms of the LOI; and

(d)	the common stock of the Assignee is listed for trading and subject to quotation on the OTCBB.

6. Representations and Warranties of Vendor.  The Vendor hereby represents, warrants, acknowledges and covenants that:

(a)	the Vendor is a corporation duly organized, validly existing and in good standing under the laws of the Province of Alberta;

(b)
the Vendor has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement to be signed by the Vendor and to perform its obligations hereunder and to consummate the transactions contemplated hereby;

(c)	the Vendor is the beneficial owner of a 100% undivided interest in the Property, free and clear of any liens and encumbrances, other than as provided for by the LOI;

(d)
the Assignor is up to date with the fulfilment of its obligations under the LOI and that to the best of the Vendor’s knowledge neither the Assignor nor the Vendor have breached the terms of the LOI; and

(e)	upon completion of the Assignment, the Assignor will have satisfied its obligations under Section 1 of the LOI.

7. Meaning of “Business Day”.  For the purposes of this Agreement, the term “Business Day” means any day other than a Saturday, Sunday, statutory holiday under the laws of the Province of British Columbia or other day on which banking institutions are authorized or obligated to close in the Province of British Columbia.

8. Notice.  All notices and other communications required or permitted under this Agreement must be in writing and will be deemed given if: (i) sent by personal delivery; (ii) faxed with electronic confirmation of delivery; or (iii) sent by internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the address set out on the first page of this Agreement (or at such other address for a party as will be specified by like notice).  All such notices and other communications will be deemed to have been received:

(a)	in the case of personal delivery, on the date of such delivery;

(b)	in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery;

(c)	in the case of delivery by internationally-recognized express courier, on the Business Day following dispatch; and

(d)	in the case of mailing, on the fifth (5th) Business Day following mailing.

9. Entire Agreement.  This Agreement constitutes the whole agreement between the parties in respect of the Assignment contemplated hereby and there are no warranties, representations, terms, conditions, or collateral agreements expressed or implied, statutory or otherwise, other then expressly set forth in this Agreement.

10. All Further Acts.  Each of the parties hereto will do any and all such acts and will execute any and all such documents as may reasonably be necessary from time to time to give full force and effect to the provisions and intent of this Agreement.

11. Survival.  Each party is entitled to rely on the representations and warranties of the other parties and all such representations and warranties will be effective regardless of any investigation that the party has undertaken of failed to undertake.  The representations and warranties will survive the Effective Date and continue in full force and effect until the date that is two (2) years after the Effective Date.

12. Successors and Assigns.  This Agreement will enure to the benefit of, and be binding upon, the Assignor and the Assignee and their respective successors and assigns.

13. Further Assignment.  The Assignee may further assign all of its right, title, interest and obligation under the LOI to any party, without the consent of the Assignor or the Vendor, provided that the provisions of Section 1 of the LOI are complied with.

14. Amendment.  This Agreement may not be amended except by an instrument in writing signed by each of the parties.

15. Jurisdiction.  This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, and the parties attorn to the jurisdiction of the courts of competent jurisdiction of the Province of British Columbia in any proceeding hereunder.

16. Schedules.  The schedules attached to this Agreement are incorporated herein and form part of this Agreement.

17. Headings.  The headings and captions contained in this Agreement are for convenience of reference only and will not in any way affect the meaning or interpretation of this Agreement.

18. Counterparts and Electronic Means.  This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.  Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the day and year first written above.

[The remainder of this page has been intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the Effective Date.

ANSALT MULTICOMMERTZ

Per           Gior Levy /s/
Authorized Signatory

ADAMA TECHNOLOGIES ICORPORATION

Per:          Aviram Malik /s/
Authorized Signatory

082213 AB LTD.

Per:          Kelly Funk /s/
Authorized Signatory

SCHEDULE A

Anstalt Multicommertz
Zollstrasse 16
9494 Schaan
Liechtenstein

LETTER AGREEMENT PROPERTY OPTION

November 19, 2011

802213 AB Ltd
301 Mount Royal Place
Nanaimo, BC, V9R 6A4

Attention:  Kelly B. Funk

Dear Sirs:

Re:           Anstalt Multicommertz (“Anstalt Multicommertz”) Earn-In Agreement with 802213 AB Ltd (the “Vendor”)

This Letter Agreement sets out the basic terms upon which Anstalt Multicommertz would be prepared to acquire 90% of the Vendor’s right, title and interest in and to the Harrison Lake (Talc) Creek Magnesium property (the “Project”), a list of claims of which comprise the Project listed on Schedule 1 attached (the “Transaction”).  The terms of this Letter Agreement are not comprehensive and additional terms, including reasonable warranties and representations, will be incorporated into formal agreement(s) to be negotiated.  The basic terms are as follows:

1.
Assignment:  Anstalt Multicommertz will transfer its rights and obligations under this Letter Agreement to a company traded on the non-NASDAQ Over the Counter Bulletin Board (“Pubco”) as chosen by Anstalt Multicommertz and disclosed to the Vendor within 45 days of the date of this Agreement.  All references to Anstalt Multicommertz in this Letter Agreement will mean Pubco where the context permits.

2.
Definitive Agreement: Anstalt Multicommertz and the Vendor will enter into a definitive agreement (the “Definitive Agreement”) within 75 days of the date of the execution of this Letter Agreement which Definitive Agreement will, upon execution, replace and supersede this Letter Agreement. Neither party shall be required to continue negotiating with the other if a Definitive Agreement has not been agreed to by such date. This Letter Agreement will exist and continue in full force and effect unless the Definitive Agreement is executed or this Letter Agreement is otherwise terminated pursuant to the terms hereof.  The parties acknowledge that the Definitive Agreement will contain the covenants and conditions set out herein and additional representations, warranties and terms that are normally included in transactions similar to those contemplated by the Transaction.

3.	Consideration: As consideration for the Transaction, Anstalt Multicommertz has agreed (and such obligations will become obligations of Pubco on assignment) to:

(i)	pay to the Vendor$15,000 as a non-refundable deposit, which amount has been paid;

(ii)	pay to the Vendor $35,000 on Closing (as defined below);

(iii)	pay to the Vendor $50,000 on the six (6) month anniversary date of the Closing;

(iv)	pay to the Vendor $300,000 in cash, payable as to $100,000 on each of the one, two and three year anniversaries of the Closing;

(v)	issue 750,000 common shares of Pubco (the “Pubco Shares”) to the Vendor on Closing;

(vi)
issue $300,000 in value of Pubco Shares, valued at the average of the 3 days closing price of Pubco’s stock on the OTC BB for the 3 days prior to the issuance, payable as to $100,000 in value of Pubco Shares on each of the one, two and three year anniversaries of the Closing; and

(vii)	grant to the Vendor a one (1%) percent royalty on commercial production from the Project.

4.
Pubco Shares:  The Vendor acknowledges that the Pubco Shares are will be restricted as to resale under US and Canadian securities rules and will carry restrictive legends indicating such restrictions.  The Vendor also acknowledges and agrees that the Pubco Shares may not be issued to the Vendor unless there is an exemption available from Canadian securities law prospectus requirements.  The Vendor represents that it is an “accredited investor” as that term is defined by Canadian National Instrument 45-106.

5.	Further Option: After Closing, Anstalt Multicommertz may acquire the remaining 10% interest in the Project held by the Vendor at any time by payment of $2,000,000 to the Vendor.

6.
Exploration Management: Anstalt Multicommertz will be responsible for establishing the exploration program and budget for the Project and will be solely responsible for managing and operating the exploration program and production on the Project.

7.
Production.  Anstalt Multicommertz will pay such costs and expenses as Pubco may determine in its sole discretion to complete all exploration, study, permitting and other work necessary to facilitate a decision as to whether to proceed to production on the Project and to arrange financing necessary to achieve such production (the “Production Decision”). All Project costs and expenses to reach the Production Decision and thereafter if advanced by a party shall be repaid from any and all cash flow produced from the Project until such costs and expenses are repaid in full, after which all cash flow produced from the Project will be paid to each of Anstalt Multicommertz and the Vendor in proportion to their respective ownership interests in the Project.

8.	Conditions to Closing: The closing of the Transaction will be subject to the following:

(a)	Anstalt Multicommertz completing its due diligence on the Project, to be completed within 30 days;

(b)	the Vendor completing its due diligence on Pubco to be completed within 10 days of the name of Pubco being provided to the Vendor; and

(c)	Pubco and the Vendor entering into the Definitive Agreement within the timeline set out in section 2 hereof.

The parties agree to act reasonably and with dispatch in regard to the closing conditions and to instructtheir agents and legal counsel to act reasonably in accepting reasonable terms and reasonable risks which are inherent in transactions of the nature of the Transaction.

9.
Access to Information:  The parties hereto agree that immediately upon execution of this Letter Agreement, Anstalt Multicommertz and its respective advisors will have full access during normal business hours to the Project and all information respecting the Project, and the Vendor will deliver to Anstalt Multicommertz, copies of all documents pertaining to the Project; and the Vendor and its respective advisors will have full access during normal business hours to, or Anstalt Multicommertz will deliver to the Vendor, copies of all information and documents pertaining to Pubco.

10.	The Vendor and Kelly Funk represent and warrant that:

(a)
the Vendor has the full power and authority to transfer or cause to be transferred a 90% interest in the Project and the Schedule 1 properties to Anstalt Multicommertz free and clear of any charges, encumbrances, liens or claims;

(b)	all data, reports and information about the Project provided and to be provided to Anstalt Multicommertz are true and accurate in all material respects;

(c)
all work done to date on the Project has been in full compliance with all applicable laws and rules (including without limitation environmental rules) and that there are no outstanding or threatened claims or work orders regarding the Project; and

(d)	there are no royalties are payable on the Project except governmental taxes and assessments, all of which have been paid in full to the date indicated in Schedule 1.

11.
Return of Materials:  Each party agrees to return or destroy any materials delivered in accordance with section 9 of this Letter Agreement if the Definitive Agreement is not executed within the time provided in section 2.

12.
Consultant. Kelly Funk agrees to provide consulting services to Anstalt Multicommertz for a period of one year from the Closing to ensure the Project claims remain in good standing, dealing with environmental and other government related issues and generally assisting in the development of the Project.  Anstalt Multicommertz will pay Kelly Funk the sum of $15,000 per annum for his services.

13.
Closing:  The closing of the Transaction (the “Closing”) will occur not later than 30 business days following the conditions set out in section 8 being satisfied or waived by the parties, on a date to be chosen by Anstalt Multicommertz acting reasonably.

14.
Confidentiality:  All information and negotiations regarding the Transaction and this Letter Agreement (including the fact that this Letter Agreement has been executed) are confidential and will not be disclosed to anyone, other than the parties’ respective attorneys and advisers, without the prior written consent of the other party, except as may be required by applicable law, and then only upon prior written notice to the other party; provided, however, that upon this Letter Agreement being assigned to Pubco, Pubco may disclose its existence and make public disclosure regarding the Project and this Letter Agreement.

15.
Standstill: From the date of execution of this Letter Agreement until completion of the Transaction contemplated herein or the earlier termination hereof, the parties will not, directly or indirectly, solicit, initiate, assist, facilitate, promote or encourage proposals or offers from, entertain or enter into discussions or negotiations with or provide information relating to the matters contemplated by this Letter Agreement, unless such action, matter or transaction is part of the transactions contemplated in this Letter Agreement or is satisfactory to, and is approved in writing in advance by the other party hereto (with such approval not being unreasonably withheld or delayed) or is necessary to carry on the normal course of business.

16.
Expenses:  Each party to this Letter Agreement will be responsible for all of its own expenses, legal and other professional fees, disbursements, and all other costs incurred in connection with the negotiation, preparation, execution, and delivery of this Letter Agreement and all documents and instruments relating hereto and the consummation of the transactions contemplated hereby.

17.	Binding Agreement: This Letter Agreement is intended to be binding.

18.
Termination: This Letter Agreement may be terminated by mutual written agreement of the respective parties hereto. Unless otherwise agreed in writing by Anstalt Multicommertz and the Vendor, this Letter Agreement shall terminate without further notice or agreement in the event that any conditions precedent set out in section 8 of this Letter Agreement are not satisfied, released or waived on or before the Closing Date or such earlier date indicated thereby.

19.	Currency. Unless otherwise stated, all references to “$” in this Letter Agreement refer to the currency of the United States.

20.	Proper Law: This Letter Agreement will be governed by and construed in accordance with the law of the Province of British Columbia and any applicable federal laws of Canada.

21.
Counterparts and Electronic Means:  This Letter Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.  Delivery by either party of an executed copy of this Letter Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery to the other party of this Letter Agreement as of the date of successful transmission to the other party.

22.	Acceptance. If you are agreeable to the foregoing terms, please sign and return a duplicate copy of this Letter Agreement to Anstalt Multicommertz by no later than 5:00 p.m. on November 18, 2011.

23.
Warrantee. Kelly Funk warrants and represents that he holds the Project claims in his name in trust on behalf of the Vendor.  Kelly Funk is the sole owner of the Vendor and has an interest in this Agreement being completed. Kelly Funk guarantees the due performance by the Vendor of its obligations under this Agreement.

Yours truly,

ANSTALT MULTICOMMERTZ

Per:           Gior Levi /s/
Authorized Signatory

The above terms and conditions are hereby accepted this 19 day of November, 2011.

802213 AB LTD.

Per:

Authorized Signatory

SIGNED, SEALED and DELIVERED by Kelly Funk in the presence of:	)
)
Signature	)
	)	/s/
Print Name	)	KELLY FUNK
)
Address	)
)
)
)
Occupation	)

SCHEDULE 1

HARRISON LAKE TALC CREEK MINERAL CLAIMS

Tenure Number	Type	Claim Name	Good Until	Area (ha)
779543	Mineral		20120105	41.9455
779622	Mineral		20120105	41.9369
844525	Mineral		20120126	20.9659
844528	Mineral		20120126	41.9318
844529	Mineral		20120126	20.9677
844532	Mineral		20120126	20.9676
844534	Mineral		20120126	62.9111
844696	Mineral		20120127	20.9693
845449	Mineral		20120204	209.6425
845583	Mineral		20120205	20.9658
846863	Mineral		20120218	272.6073
849511	Mineral		20120320	104.8209
849512	Mineral		20120320	20.9677
866154	Mineral		20120714	20.9659
866157	Mineral		20120714	41.9438
882169	Mineral		20120805	20.9692
897991	Mineral		20120919	125.8346
Total Area: 1111.3135 ha

SCHEDULE B

REPRESENTATION LETTER

In connection with the issuance of 25,000,000 shares of common stock (the “Shares”) of Adama Technologies Corporation Adama(“AdamaAdama”), to Anstalt Multicommertz (“Anstalt”), pursuant to that certain Assignment Agreement dated as of December 15, 2011 (the “Agreement”) among Adama, 802213 AB Ltd. and Anstalt, Anstalt hereby agrees, acknowledges, represents and warrants to Adama that:

1.
none of the Adama Shares have been or will be registered under the Securities Act of 1933, as amended (the “U.S. Securities Act”), or under any state securities or “blue sky” laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the U.S. Securities Act (“Regulation S”), except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any applicable state and foreign securities laws;

2.
Anstalt understands and agrees that offers and sales of any of the Adama Shares will be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

3.
Anstalt is acquiring the Adama Shares as a principal for its own account, for investment purposes only and not with a view to resale, distribution or fractionalization thereof, and no other person has a direct or indirect beneficial interest in the Adama Shares and, in particular, it has no intention to distribute either directly or indirectly any of the Adama Shares in the United States or to U.S. Persons;

4.	Adama has not undertaken, and will have no obligation, to register any of the Adama Shares under the U.S. Securities Act;

5.
Adama is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of Anstalt contained in the Agreement and this Representation Letter, and Anstalt will hold harmless Adama from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by Anstalt not being true and correct;

6.
Anstalt has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Adama Shares and, with respect to applicable resale restrictions, is solely responsible (and Adama is not in any way responsible) for compliance with applicable resale restrictions;

7.
Anstalt and Anstalt’s advisor(s) have had a reasonable opportunity to ask questions and receive answers concerning the terms and conditions of the Agreement, and they have had access to such information concerning Adama as it has considered necessary or appropriate in connection with Anstalt’s investment decision to acquire the Adama Shares, including access to Adama’s public filings available on the Internet at www.sec.gov/edgar.shtml (which filings include, among others: Adama’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, filed on November 10, 2011 and Adama’s Annual Report on Form 10-K for the year ended December 31, 2010, filed on March 31, 2011), and that any answers to questions and any request for information have been complied with to their satisfaction;

8.
the books and records of Adama were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the undersigned during reasonable business hours at its principal place of business and that all documents, records and books in connection with the acquisition of the Adama Shares under the Agreement have been made available for inspection by the undersigned, Anstalt’s attorney and/or advisor(s);

9.
Anstalt (i) is able to fend for itself in connection with the acquisition of the Adama Shares; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Adama Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

10.
Anstalt is not aware of any advertisement of any of the Adama Shares and is not acquiring the Adama Shares as a result of any form of general solicitation or general advertising, including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or made available on the internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

11.	neither the U.S. Securities and Exchange Commission nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Adama Shares;

12.
Anstalt acknowledges and agrees that Adama will refuse to register any transfer of Adama Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

13.	if Anstalt decides to offer, sell or otherwise transfer any of the Adama Shares, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

(i)	the sale is to Adama;

(ii)	the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S and in compliance with applicable local laws and regulations;

(iii)
the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws;

(iv)	the securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities,

and it has, in the cases of each of (iii) and (iv) above, prior to such sale furnished to Adama and the transfer agent for the Adama Shares (the “Transfer Agent”) an opinion of counsel reasonably satisfactory to Adama and the Transfer Agent stating that such transaction is exempt from registration under applicable securities laws and that the legend may be removed.

14.
upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable U.S. state laws and regulations, the certificates representing the Adama Shares, and all securities issued in exchange therefor or in substitution thereof, or pursuant to the exercise of rights thereunder, will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

15.
there may be material tax consequences to Anstalt of an acquisition, disposition or exercise of any of the Adama Shares; Adama gives no opinion and makes no representation with respect to the tax status of Adama or the consequences to Anstalt under United States, state, local or foreign tax law of the Subscriber’s acquisition or disposition or exercise of the Adama Shares;

16.
the financial statements of Adama have been prepared in accordance with United States generally accepted accounting principles, which differ in some respects from Canadian generally accepted accounting principles, and thus may not be comparable to financial statements of Canadian companies; and

17.
the representations, warranties and covenants contained in this Representation Letter are made by it with the intent that they may be relied upon by Adama in determining its eligibility and the eligibility of Anstalt to acquire Adama Shares. It agrees that by accepting any Adama Shares it shall be representing and warranting that the representations and warranties above are true as at the closing of the transactions contemplated by the Agreement with the same force and effect as if they had been made by it at the closing, and that they shall survive the acquisition by it of the Adama Shares and shall continue in full force and effect notwithstanding any subsequent disposition by it of such securities.

Anstalt undertakes to notify Adama immediately of any change in any representation, warranty or other information relating to Anstalt which takes place prior to the closing.

IN WITNESS WHEREOF, Anstalt Multicommertz has executed this Representation Letter as of December 15, 2011

If a Corporation, Partnership or Other Entity:	If an Individual:

Print or Type Name of Entity	Signature

Signature of Authorized Signatory	Gior Levy /s/ Print or Type Name

Type of Entity	Social Security/Tax I.D. Number